Share-Based Compensation	12 Months Ended
Dec. 31, 2013
Share-Based Compensation
Share-Based Compensation

The Company has a long-term equity incentive plan, which allows for grants of stock options, stock appreciation rights, restricted stock, and performance awards to directors, officers and employees, as well as others who engage in services for PCA. The plan, as amended, terminates May 1, 2023, and authorizes 10.6 million shares of common stock for grant over the life of the plan. As of December 31, 2013, 2.1 million shares remained available for future issuance under the plan. Forfeitures are added back to the pool of shares of common stock available to be granted at a future date.

Restricted Stock

Restricted stock awards granted to officers and employees generally vest at the end of a four-year period, and restricted stock awards granted to directors vest immediately. The fair value of restricted stock is determined based on the closing price of the Company’s stock on the grant date. A summary of the Company’s restricted stock activity follows:

	2013		2012		2011
	Shares	Weighted Average Grant- Date Fair Value	Shares	Weighted Average Grant- Date Fair Value	Shares	Weighted Average Grant- Date Fair Value
Restricted stock at January 1	1,771,664	$23.44	1,817,745	$22.37	1,478,000	$20.70
Granted	331,053	51.99	394,928	27.46	575,694	27.80
Vested (a)	(605,458)	19.54	(429,034)	22.66	(229,979)	25.29
Forfeitures	(33,565)	24.76	(11,975)	21.46	(5,970)	22.45
Restricted stock at December 31	1,463,694	$31.48	1,771,664	$23.44	1,817,745	$22.37
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(a)	The total fair value of awards upon vesting for the years ended December 31, 2013, 2012, and 2011, was $29.5 million, $12.4 million, and $6.1 million, respectively.

Performance Units

The Company granted 70,600 performance award units to certain key employees on June 24, 2013, with a weighted-average grant-date fair value of $47.83 per unit. The number of units that vest at the end of a four-year period are based on the Company’s performance compared to a peer group. The performance units are paid out entirely in shares of the Company’s common stock. The award is valued at the closing price of the Company’s stock on the grant date and is expensed over the requisite service period based on the most probable number of awards expected to vest.

Compensation Expense

Our share-based compensation expense is recorded in "Selling, general, and administrative expenses." Compensation expense for share-based awards recognized in the Consolidated Statements of Income, net of forfeitures was as follows (dollars in thousands):

	Year Ended December 31
	2013	2012	2011
Restricted stock	$14,238	$11,687	$9,736
Performance units	523	—	—
Impact on income before income taxes	14,761	11,687	9,736
Income tax benefit	(5,728)	(4,543)	(3,784)
Impact on net income	$9,033	$7,144	$5,952

The fair value of restricted stock and performance units is determined based on the closing price of the Company’s common stock on the grant date. As PCA’s Board of Directors has the ability to accelerate vesting of share-based awards upon an employee’s retirement, the Company accelerates the recognition of compensation expense for certain employees approaching normal retirement age.

The unrecognized compensation expense for all share-based awards follows (dollars in thousands):

	As of December 31, 2013
	Unrecognized Compensation Expense	Remaining Weighted Average Recognition Period (in years)
Restricted stock	$24,500	2.7
Performance units	2,941	3.5
Total unrecognized share-based compensation expense	$27,441	2.8

We evaluate share-based compensation expense on a quarterly basis based on our estimate of expected forfeitures, review of recent forfeiture activity, and expected future turnover. We recognize the effect of adjusting the forfeiture rate for all expense amortization in the period that we change the forfeiture estimate. The effect of forfeiture adjustments was insignificant in all periods presented.